UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 24, 2011

DEX ONE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive Cary, NC (Address of principal executive offices)	Registrant’s telephone number, including area code: (919) 297-1600	27513 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On February 24, 2011, certain members of management of Dex One Corporation (the “Company”) will be presenting at a Company sponsored Investor Day conference in New York. As part of the presentation, the Company will be issuing guidance for the first quarter of 2011 and full year 2011 for the Company and its direct and indirect wholly-owned subsidiaries as follows:

●	First quarter year over year decline in advertising sales of between 17 percent and 18 percent
●	Full year net revenue between $1,475 million and $1,525 million
●	Full year adjusted EBITDA between $600 million and $650 million
●	Full year adjusted free cash flow between $300 million and $350 million

This guidance for 2011 includes the impact of the delinquent account status of a single certified marketing representative.  In the first quarter, the ad sales impact is estimated to be minus 2 percent on a year over year basis.

Adjusted EBITDA and adjusted free cash flow are non-GAAP financial measures, which management believes will help investors better understand the Company’s outlook for 2011.  Full year operating income is expected to be between $401 million and $451 million.  Full year cash flow from operations is expected to be between $340 million and $390 million.

Reconciliation of adjusted EBITDA outlook to operating income - GAAP outlook	Full Year 2011 Outlook

Adjusted EBITDA outlook	$625
Less: depreciation and amortization	(206)
Adjusted operating income outlook	419

Less: Stock-based compensation expense and long-term incentive program	7
Operating income (loss) - GAAP outlook	$426

Reconciliation of adjusted free cash flow outlook to cash flow from operations outlook - GAAP	Full Year 2011 Outlook

Adjusted free cash flow outlook	$325
Plus: Additions to fixed assets and computer software	40
Cash flow from operations outlook - GAAP	$365

Reconciliation of debt - GAAP to net debt and net debt - eliminating fair value discount	Full Year 2011 Outlook
Debt - GAAP	$2,466
Less: Cash and cash equivalents	(128)
Net Debt	$2,339
Fair value discount	62
Net Debt - eliminating fair value discount	$2,400

Note:  Outlook for Adjusted EBITDA and Adjusted Free Cash Flow use midpoint of guidance.

Interested parties are encouraged to watch an archived version of the Investor Day Webcast that will be available from the Investor Relations section of the Company’s Web site, www.DexOne.com.

A copy of the Investor Day slide presentation is attached hereto as exhibit 99.1.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Safe Harbor Provision

Certain statements contained in this report regarding Dex One Corporation’s future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.  Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex One Corporation or its management, have been used to identify such forward-looking statements.  All forward-looking statements reflect only Dex One Corporation’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One Corporation.  Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One Corporation’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One Corporation’s publicly available reports filed with the SEC, which contain a discussion of various factors that may affect Dex One Corporation’s business or financial results.  Such risks and other factors, which in some instances are beyond Dex One Corporation’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging online technologies; ongoing weak economic conditions and continued decline in advertising sales; our ability to collect trade receivables from local advertisers to whom we extend credit; our ability to generate sufficient cash to service our debt; our ability to comply with the financial covenants contained in our debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the company’s and the company’s subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; our ability to maintain agreements with Qwest, CenturyLink and AT&T and other major Internet search and local media companies; our reliance on third-party vendors for various services; and other events beyond our control that may result in unexpected adverse operating results.  Dex One Corporation is not responsible for updating the information contained in this report beyond the published date, or for changes made to the information contained in this report by wire services or Internet service providers. The company’s 2010 Annual Report on Form 10-K for the period ended December 31, 2010 to be filed with the SEC may contain updates to the information included in this report.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Investor Day slide presentation dated February 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEX ONE CORPORATION

/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel
& Corporate Secretary

Date:	February 24, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Investor Day slide presentation dated February 24, 2011.